UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2007

American Woodmark Corporation®

(Exact name of registrant as specified in its charter)

Virginia	0-14798	54-1138147
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3102 Shawnee Drive, Winchester, Virginia	22601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 665-9100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

American Woodmark Corporation

ITEM 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2007, the Company filed a Current Report on Form 8-K to announce a planned transition in its leadership. Pursuant to the Company’s transition plan, Kent B. Guichard assumed the role of Chief Executive Officer on August 23, 2007 from Jake Gosa, who remains with the Company as Chairman of the Board.

Both Mr. Guichard and Mr. Gosa previously had executed employment agreements with the Company, the most recent of which have been in effect for both gentlemen since June 13, 2005.

On November 15, 2007, the Company’s Board of Directors approved a new employment agreement for Mr. Guichard and a Letter of Understanding for Mr. Gosa concerning their continued employment with the Company.

The employment agreement for Mr. Guichard contains a description of his expected duties, his base salary and maximum potential cash bonus, and severance in the event of termination without cause or in the event of termination upon change in control. Mr. Guichard’s employment agreement also contains restrictive covenants which specify his confidentiality, non-solicitation, and non-competition with the Company in the event of his termination. The term of Mr. Guichard’s employment agreement expires on December 31, 2009 but is automatically extended by one year beginning on January 1, 2008 and each January 1 thereafter, unless either the Company or Mr. Guichard gives notice by November 1 of the preceding calendar year that his employment will not be extended.

The Letter of Understanding (the “Letter”) for Mr. Gosa contains a description of his expected duties, his base salary and maximum potential cash bonus, and severance if Mr. Gosa is terminated without cause during the term of his employment, which expires pursuant to the Letter on August 31, 2009. The Letter contains restrictive covenants concerning non-competition, non-solicitation, and confidentiality.

The new agreements for both Mr. Guichard and Mr. Gosa, which are included as exhibits to this Form 8-K, encompass the entire understanding between the parties and supersedes all prior agreements.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

10.1(a)	Management Contract - Employment Agreement for Mr. Kent Guichard, President and Chief Executive Officer.
10.1(b)	Management Contract - Letter of Understanding for Mr. James Gosa, Chairman of the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WOODMARK CORPORATION

(Registrant)

/s/ JONATHAN H. WOLK	/s/ KENT B. GUICHARD
Jonathan H. Wolk Vice President and Chief Financial Officer	Kent B. Guichard President & Chief Executive Officer

Date: November 21, 2007	Date: November 21, 2007
Signing on behalf of the registrant and as principal financial officer	Signing on behalf of the registrant and as principal executive officer

EXHIBIT INDEX

Exhibit Number	Description

10.1(a)	Management Contract - Employment Agreement for Mr. Kent Guichard, President and Chief Executive Officer.
10.1(b)	Management Contract - Letter of Understanding for Mr. James Gosa, Chairman of the Board.